SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made and entered into effective as of the 8th day of June, 2000, by LIGHTTOUCH VEIN & LASER OF LEXINGTON, INC., a Kentucky corporation, whose address is 880 Corporate Drive, Suite 200, Lexington, Kentucky 40503 (hereinafter referred to as "Debtor") and wholly owned subsidiary of LIGHTTOUCH VEIN & LASER, INC., a Nevada corporation, and JOHN L. BUKER, M.D. and PATRICIA BUKER, M.D., whose address is 880 Corporate Drive, Suite 200,
Lexington, Kentucky 40503 (hereinafter collectively referred to as "Secured Party").

     IT IS AGREED BY THE PARTIES AS FOLLOWS:

1. For value received, Debtor does hereby grant unto Secured Party a security interest in and to all the collateral described in numerical Paragraph 2 hereof to secure all of the indebtedness referred to in numerical Paragraph 3 hereof.

2. The collateral covered by this Security Agreement is (a) all of Debtor's property described in Exhibit "A" hereto and any supplemental exhibits thereto, and (b) all proceeds and products thereof (all of which collateral is hereinafter collectively referred to as the "Collateral").

3.   This Security Agreement is made as collateral security for:

     a. that certain Promissory Note dated June 8, 2000, made by Debtor payable to the order of Secured Party in the original principal amount of One Million and No/100 Dollars ($1,000,000.00) (herein the "Merger Note"); and

     b. Indebtedness evidenced by that certain Promissory Note dated February 28, 1999, payable to Dr. John L. Buker and Patricia H. Buker by BLUEGRASS DERMATOLOGY AND SKIN SURGERY CENTER, P.S.C., a Kentucky professional service corporation ("PSC"), and CENTER FOR WEIGHT CONTROL, PSC, a Kentucky professional service corporation ("CWC") (PSC and CWC are the predecessors by merger to Debtor), in the original principal amount of $367,779,34, the outstanding principal amount of which as of May 4, 2000, was $344,820.12, plus accrued interest thereon at the prime rate per annum.

     c. Indebtedness evidenced by that certain Promissory Note of PSC dated February 26, 1999, payable to PNC Bank by CWC in the original principal amount of $110,306.51, the outstanding principal amount of which as of May 3, 2000, was $92,234.46, plus accrued interest thereon at the prime rate per annum.

     d. Indebtedness evidenced by that certain Promissory Note dated December 18, 1998, payable to Dr. John L. Buker and Patricia H. Buker by PSC and CWC, in the original principal amount of $18,740.00, the outstanding principal amount of which as of May 3, 2000, was $10,902.50, plus accrued interest thereon at the rate of 7.75% per annum; and

     e. all other liabilities and obligations of whatever kind or type of Debtor to Secured Party, whether created directly or acquired by Secured Party by assignment or otherwise, whether now existing or hereafter created, arising or acquired, absolute or contingent, joint or several, due or to become due (the foregoing obligations are herein collectively referred to as the "Indebtedness").

4.   Debtor represents and warrants to Secured Party that:

     a.   All of the Collateral is used or will be used for business purposes.

     b. (i) Debtor is the absolute owner of the legal and beneficial title to the Collateral, (exclusive of hereafter acquired, replacement or hereafter created items), and is in full possession thereof; and

          (ii) the Collateral is free and clear of all liens, encumbrances and adverse claims whatsoever, except for the prior security interest in favor of PNC Bank securing debt, the terms of which have been disclosed to Debtor.

     c.   Debtor has the right to enter into this Security Agreement.

5.   Debtor covenants and agrees that:

     a. Debtor shall defend the Collateral against all claims and demands of all persons.

     b.   Debtor shall not:

          (i) permit any loan or security interest (other than Secured Party's security interest granted herein and the PNC Bank security interest) to attach to any of the Collateral;

          (ii) permit any of the Collateral to be levied upon under any legal process; or

          (iii) dispose of or enter or agree to enter into any sale of any of the Collateral, without the prior written consent of Secured Party, other than in the ordinary course of business.

     c. Debtor shall insure or have insured the Collateral for the benefit of Secured Party (who shall be the loss payee) in such amounts, for such risks and with such company as Secured Party may request, and promptly deliver all

                                    Page -2-
          policies with respect thereto to Secured Party, or in the event Debtor at any time has not maintained and delivered to Secured Party such requested policies of insurance, Secured Party may, in its sole and absolute discretion and whether or not any Event of Default (as defined in this Security Agreement) has occurred, place and affect such insurance as Secured Party deems appropriate, at Debtor's sole expense, and in the event Secured Party elects to pay for such insurance coverage, Debtor shall reimburse Secured Party for the amount(s) so paid plus interest thereon at the Default Rate charged on the Indebtedness mentioned in Paragraph 3 of this Security Agreement.

     d.   Debtor shall preserve the value of the Collateral.

     e. Debtor shall advise Secured Party in writing, at least thirty (30) days prior thereto, of any change in Debtor's place of business or mailing address, or any changes in the locations of the Collateral or new locations at which any of the Collateral is to be located.

     f. Debtor shall not conduct business under any other name than that given above nor change or reorganize the type of business entity under which it does business except upon prior written approval of Secured Party. If such approval is given, Debtor guarantees that all documents, instruments and agreements demanded by Secured Party shall be prepared and filed at Debtor's expense before such change of name or business entity occurs.

     g. Debtor shall execute and deliver to Secured Party, upon request, new UCC-1 Financing Statements describing the same Collateral specified herein for recordation, where necessary in Secured Party's sole discretion, to perfect Secured Party's security interest in the Collateral, and Debtor shall pay all filing and recording fees and filing and recording taxes in connection with the filing and/or recordation of such Financing Statements and, if paid by Secured Party, Debtor will reimburse Secured Party therefor upon demand by Secured Party.

     h. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in- fact to do all acts and things which Secured Party may deem necessary or appropriate to perfect and continue perfected the security interest created by this Security Agreement and to protect and, in case of an Event of Default hereunder, collect and sell the Collateral including, but not limited to, the execution of the following in Debtor's name as Debtor's irrevocable attorney-in-fact:

          (i) notifications and agreements to sell, where sale is permitted;


                                    Page -3-

          (ii) any documents or papers necessary or helpful to comply with the terms of any agreements relative to any of the collateral; and

          (iii) UCC-1 (and other) Financing Statements covering the Collateral, and the filing and recordation of same wherever Secured Party deems appropriate, with Debtor to reimburse Secured Party for all filing and recording fees, taxes and other expenses in connection therewith upon demand of Secured Party; provided, however, the power of attorney granted hereby shall survive the disability of the principal but when all the Indebtedness is fully paid and performed and Debtor has no obligations to or commitments for loan(s) from Secured Party, this power of attorney shall become null and void upon Secured Party's receipt of written notification from Debtor to such effect.

     i. The Indebtedness shall be paid to Secured Party or the obligee of such Indebtedness in accordance with the terms thereof.

     j. Debtor shall comply in all respects with any other agreement between Debtor and Secured Party.

     k. Debtor shall permit Secured Party and/or its agents to inspect and appraise the Collateral and inspect the books and records of Debtor, at all reasonable times and from time to time, and shall pay all expenses Secured Party may incur in connection with any such inspection(s) and appraisal(s).

6. EVENTS OF DEFAULT. The occurrence of any Event of Default by Debtor as defined in the Merger Note, or the default by Debtor in any agreement between Debtor and Secured Party, or under the terms of any of the obligations comprising the Indebtedness secured hereby shall constitute an Event of Default hereunder.

7. REMEDIES UPON OCCURRENCE OF DEFAULT. Upon the occurrence of any Event of Default as defined in Section 6 hereof, Secured Party shall have the following rights and remedies, in addition to all other rights and remedies provided by law, at equity or in any other document or instrument relating to, securing or evidencing the Indebtedness, all of which shall be cumulative and may be exercised from time to time, either successively or concurrently:

     a. To sell all or any of the Collateral in one (1) or more lots, and from time to time, upon ten (10) days prior written notice to Debtor of the time and place of sale (which notice Debtor hereby agrees is commercially reasonable), for cash or upon credit or for future delivery, Debtor hereby waiving all rights, if any, of marshaling the Collateral and any other security for the payment of the Indebtedness, and at the option and in the complete discretion of Secured Party, either:

                                    Page -4-

          (i) at a public sale or sales, and in one (1) or more lots; or

          (ii) at a private sale or sales, and in one (1) or more lots.

     Secured Party may bid for and acquire the Collateral or any portion thereof at any public sale, free from any redemption rights of Debtor, all of which are hereby waived by Debtor.

     b. To exercise all rights of a secured party under the Uniform Commercial Code of Kentucky and all other applicable law.

     From time to time, Secured Party may, but shall not be obligated to, postpone the time of any proposed sale of any of the Collateral, which has been subject of a notice as provided above, and also, upon ten (10) days prior written notice to Debtor (which notice Debtor hereby agrees is commercially reasonable), may change the time and/or place of such sale.

          (i) In the case of any sale by Secured Party of the Collateral or any portion thereof on credit or for future delivery, which may be elected at the option and in the complete discretion of Secured Party, the Collateral so sold may, at Secured Party's option, either be transferred and/or delivered to the purchaser or retained by Secured Party until the selling price therefor is paid by the purchaser, but in either event Secured Party shall not incur any liability to Debtor in case of failure of the purchaser to pay for the Collateral so sold. In case of any such failure, such Collateral may be again sold by Secured Party in the manner provided in this Paragraph 7.

          (ii) After deducting all of Secured Party's costs and expenses of every kind including, without limitation, legal fees and registration fees and expenses, if any, in connection with the sale of the Collateral, Secured Party shall apply the remainder of the proceeds of any sale or sales of the Collateral to the Indebtedness in such order Secured Party may select in its sole and absolute discretion. All sales of Collateral shall be made in a commercially reasonable manner. Secured Party shall not incur any liability as a result of the sale of the Collateral or any part thereof at any private sale or sales, and Debtor hereby waives any claim arising by reason of (1) the fact that the price or prices for which the Collateral or any portion thereof is sold at any private sale or sales is less than the price which would have been obtained at a public sale or sales or is less than the Indebtedness, even if Secured Party accepts the first offer received and does not offer the Collateral or any portion thereof to more than one offeree; (2) any delay by Secured Party in selling the Collateral following an Event of Default hereunder, even if the price of the Collateral thereafter declines; or (3) the immediate sale of the Collateral upon the occurrence of an Event of Default hereunder, even if the price of the Collateral should thereafter increase.

                                    Page -5-

8.   MISCELLANEOUS.

     a. Secured Party shall be under no duty or obligation to give Debtor notice of any rights or privileges relating to or affecting any Collateral held by Secured Party other than those notices as may be required under the Merger Note.

     b. All advances, charges, costs and expenses, including reasonable attorney's fees to the extent allowed by law, incurred or paid by Secured Party in exercising any right, power or remedy conferred by the Merger Note, this Security Agreement or otherwise, or in the enforcement thereof, shall become a part of the Indebtedness secured hereunder and shall be paid to Secured Party by Debtor immediately and without demand, with interest thereon at the Default Rate charged on the Indebtedness.

     c. Debtor waives any right to require Secured Party to (a) proceed against any person, (b) proceed against or exhaust any Collateral or
          (c) pursue any other remedy in Secured Party's power.

     d. Secured Party may, at any time, deliver the Collateral or any part thereof to Debtor and the receipt of Debtor shall be a complete and full acquittance for the Collateral so delivered and Secured Party shall thereafter be discharged from any liability or responsibility therefor.

     e. This is a continuing Security Agreement and all the rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of Debtor to Secured Party, including that arising under successive transactions which shall either continue, increase or decrease the Indebtedness, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied.

     f. Until all of the Indebtedness shall have been paid in full, the power of sale and all other rights, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time.

     g. The rights, powers and remedies given to Secured Party by this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of the Merger Note, any other prior security agreements, any other agreement relating to the Indebtedness, and any statute or rule of law. Secured Party may exercise its right of setoff with respect to the Indebtedness in the same manner as if the Indebtedness were unsecured. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further

                                    Page -6-
          exercise thereof; and every right, power and remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Secured Party.

     h. In all cases where more than one party executes this Security Agreement, all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require, and the obligations and undertakings hereunder are joint and several.

     i. The law of the Commonwealth of Kentucky applies to this Security Agreement and its construction and interpretation.

     j. This Security Agreement shall bind Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

     k. Time shall be of the essence in the performance of each and every one of the obligations hereunder.

     l. All covenants, representations, warranties, remedies and other terms provided in the Merger Note are incorporated herein by reference.

     m. All notices and other communications given to or made upon any party hereto in connection with this Security Agreement shall, except as herein otherwise expressly provided, be in writing, sent by certified or registered U.S. mail return receipt requested, as follows: (i) if to Debtor, at the address set forth hereinabove or at such other address as shall be designated by Debtor and (ii) if to Secured Party, at the address set forth hereinabove or at such other address as shall be specifically designated by Secured Party.

     n. Each of the parties to this Agreement hereby voluntarily, expressly and intentionally waive any right that they may have to a trial by jury in respect of any litigation arising from or connected with this Agreement or the transactions contemplated hereby.

     o. The parties agree that the sole proper venue for the determination of any litigation commenced by any of the parties against the other on any basis shall be in a court of competent jurisdiction which is located in Fayette County, Kentucky, and the parties hereby expressly declare that any other venue shall be improper and each party expressly waives any right to a determination of any such litigation in any other venue. Each party further agrees that service of process by any judicial officer or by registered or certified U.S. mail shall establish personal jurisdiction over such party and each party waives any rights under the laws of any state to object to jurisdiction within the Commonwealth of Kentucky. Each party to this

                                    Page -7-

          Agreement submits to the jurisdiction of said courts. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive, but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the Commonwealth of Kentucky.

9. This Security Agreement may, in the sole discretion of Secured Party, be filed as a financing statement and Debtor agrees to also execute any additional financing statements with respect hereto which may be requested by Secured Party. Secured Party may, in its sole discretion, provide this Security Agreement or any other document executed pursuant hereto or in connection herewith to any person or organization which is in any manner involved with any or all of the Collateral. Secured Party shall be entitled to notify the person in possession of the Collateral, or any other person Secured Party deems appropriate, of the security interest herein granted and to notify such person or entity to forward all documents and payments with respect to the Collateral to Secured Party and otherwise, as Secured Party deems appropriate.

     IN TESTIMONY WHEREOF, witness the signature of the parties hereto, to be effective the day, month and year first above written.



                                       -----------------------------------------
                                       JOHN L. BUKER, M.D.
                                                                 "SECURED PARTY"



                                       -----------------------------------------
                                       PATRICIA BUKER, M.D.
                                                                 "SECURED PARTY"


                                       LIGHTTOUCH VEIN & LASER OF
                                       LEXINGTON, INC., a Kentucky corporation


                                       BY: _____________________________________
                                       TITLE: __________________________________
                                                                        "DEBTOR"



                                    Page -8-

                                   EXHIBIT "A"

     This property covered by this Financing Statement and/or Security Agreement includes all of the Debtor's right, title and interest in, to and under the following described property, whether now owned or hereafter acquired by the Debtor, and whether now existing or hereafter created, arising, accruing, incurred or entered into (all of which hereinafter collectively called the "Collateral"):

1. Each and every "Account", as such term is defined in the Uniform Commercial Code of the State of Kentucky, and in any event shall include, but not be limited to, all of the Debtor's rights to payment for goods sold or leased or services performed by the Debtor whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, accounts receivables, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, whether or not such right(s) to payment has been earned by performance, and whether or not such right(s) to payment is evidenced by any document, instrument or chattel paper, together with (a) all security pledged, assigned, hypothecated or granted to or held by the Debtor to secure the foregoing, (b) all of the Debtor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including, without limitation, all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer bureau from time to time acting for the Debtor, (f) all evidences of the filing of financing statement and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing; and

2. All "Chattel Paper", as such term is defined in the Uniform Commercial Code in the state of Kentucky, in which Debtor now has or hereafter acquires any rights and wherever located and, in any event, shall include a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods.

3. All of the inventory of the Debtor of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including, but not limited to, work in process, materials used or consumed in the Debtor's business, now owned or hereafter acquired or manufactured by the Debtor and held for sale or lease or to be furnished under a contract of service in the ordinary course of its business; all present and future substitutions therefor, parts and accessories thereof and all additions thereto; all proceeds thereof and products of such inventory in any form whatsoever; specifically including all "inventory", as such term is defined in the Uniform Commercial Code of the State of Kentucky; and

4. All "Instruments" of Debtor, as such term is defined in the Uniform Commercial Code of the State of Kentucky and in Kentucky Revised Statutes Subsection 355.9-105(1)(g), and shall include but not be limited to any and all negotiable instruments (defined in Kentucky Revised Statutes Subsection 355.3-104) or certified securities (defined in Kentucky Revised Statutes 355.8-102) or any other writings which evidence a right to payment of money and are not themselves security agreements or leases and are of the type which are in the ordinary course of business transferred by delivery with any necessary endorsement or assignment; and

5. All "Equipment", as such term is defined in the Uniform Commercial Code of the State of Kentucky, now or hereafter owned or leased by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, tools, equipment, office equipment, furniture, furnishings, fixtures, trade fixtures, goods which

                                    Page -1-
are to become fixtures, vehicles, motor vehicles, and any materials, instructions, blueprints, computer software and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (all of the foregoing in this section collectively, the "Equipment"); and

6. All "General Intangibles", as such term is defined in the Uniform Commercial Code of Kentucky and in Kentucky Revised Statutes Subsection 355.9-106, now or hereafter owned by the Debtor and shall include, but not be limited to, all (a) Marks, Patents and Copyrights (as such terms are hereinafter defined), (b) goodwill of the Debtor's business symbolized by any of the foregoing, (c) license rights, license agreements, leases, permits, franchises, patents, computer software and customer lists, and (d) any rights to tax refunds to which the Debtor is now or hereafter may be entitled; and

7. All trademarks, trademark registrations and trademark applications pending, now held or hereafter acquired by the Debtor, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or any similar governmental agency in any foreign country (which the Debtor has adopted and used and is using or hereafter acquires or under which the Debtor is licensed), as well as all other trademarks, trade names, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks not registered, and trade dress, including logos and/or designs (all of the foregoing in this section collectively, the "Marks") together with the registrations and right to all renewals, reissues and extensions thereof, the goodwill of the business of the Debtor symbolized by the Marks, and any and all causes of action which may exist by reason of infringement or dilution thereof, or injury to the associated goodwill with the right to sue for and collect said damages and the right to collect all royalties under any license agreements with respect to any such Marks; and

8. All copyrights, copyright registrations and copyright applications now held or hereafter acquired by the Debtor including, without limitation, any United States copyright to which the Debtor now or hereafter has an interest as well as any application for a United States copyright made by the Debtor (all of the foregoing in this section collectively, the "Copyrights"), together with any renewals, reissues and extensions thereof, and any and all causes of action which may exist by reason of infringement thereof with the right to sue for and collect said damages and the right to collect all royalties under any license agreements with respect to any such Copyrights; and

9. All letters patent and any patent registrations, and any patent applications pending, including, without limitation, registrations, recordings and applications registered or recorded in the United States Patent and Trademark Office or any similar governmental agency in any foreign country (all of the foregoing in this section collectively, the "Patents"), in respect of which the Debtor possesses any rights whatsoever, together with any renewals, reissues, continuations and extensions thereof, any and all causes of action which may exist by reason of infringement thereof with the right to sue for and collect said damages and the right to collect all royalties under any license agreements with respect to any such Patents; and

10. Each and every contract to which the Debtor is a party, is bound or is a beneficiary or assignee, and all exhibits to such contracts and all other instruments, agreements and documents executed and delivered with respect to such contracts and all revenues, rentals, Proceeds (as hereinafter defined) and other sums of money due and to become due thereunder from any of the foregoing, as the same may be modified, supplemented or amended from time to time in accordance with its terms, as well as all contracts to which the Debtor may hereafter from time to time become a party, become bound, or become a beneficiary or assignee (all of the foregoing in this section collectively the "Contracts"), including, without limitation, (a) the leases relating to the Inventory, the Equipment, any licenses, any personal property and assets in the nature of personal property wheresoever situated to which the Debtor is a party or is bound, as well as all renewals, substitutions and replacements therefor and all other leases to which the Debtor may hereafter from time to time become a party or become bound (collectively, the "Leases"), (b) (1) all payments due and to become due under any Contract, whether as contractual obligations, damages or otherwise; (2) all of the

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Debtor's claims,  rights,  powers, or privileges and remedies under any Contract and under any Lease and, to the extent permitted by the lessor under any such Lease, the right to cure a default by Debtor under any such Lease; (3) all of its rights under any Contract or under any Lease to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract to demand, receive, enforce, collect or receipt for any of the foregoing rights or any property the subject of any of the Contracts, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which may be necessary or advisable in connection with any of the foregoing and (c) all contract rights thereunder; and

11. All amounts from time to time held in any checking, savings, deposit or other account of the Debtor, which amounts are "cash collateral" as defined in the U.S. Bankruptcy Code, 11 U.S.C. Section 363; and

12. All licenses and permits issued by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, court, tribunal or other instrumentality, domestic or foreign, and any arbitrator; and

13. All computer programs of the Debtor, and all intellectual property rights therein and all other proprietary information of the Debtor including, but not limited to, trade secrets; and

14. All books, records, ledger cards, data processing records, computer software and other property at any time evidencing or relating to any of the foregoing; and

15. Without limiting the generality of the foregoing, all other personal property, goods (including without limitation consumer goods), "farm products","documents" (as such terms are defined in the Uniform Commercial Code of the State of Kentucky), credits, claims, demands and assets of the Debtor, whether now existing or hereafter acquired from time to time; and

16. All "Proceeds", as such term is defined in the Uniform Commercial Code of the State of Kentucky, and in any event shall include, but not be limited to,
(a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Secured Party or the Debtor, from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Debtor, with respect to any of the Collateral (as hereinafter defined), (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor, from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral (all of the foregoing in this section 16, collectively, the "Proceeds"); and

17. Any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements thereof and all products and Proceeds thereof.

                                   The undersigned confirms that this Exhibit is part of a security agreement and financing statement signed by it:

                                       LIGHTTOUCH VEIN & LASER OF LEXINGTON,
                                       INC.
                                       a Kentucky corporation

                                       BY: _____________________________________
                                       TITLE: __________________________________
                                                                        "DEBTOR"

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